Investment property	12 Months Ended
Dec. 31, 2021
Investment property [abstract]
Investment property	Investment property

Changes in the Group’s investment property in 2021 and 2020 were as follows:

	2021	2020
Beginning of the year	31,179	34,295
Net gain / (loss) from fair value adjustment (Note 8)	(4,331)	1,077
Reclassification to property, plant and equipment (i)	(1,380)	(3,127)
Exchange difference	6,664	(1,066)
End of the year	32,132	31,179
Fair value	32,132	31,179
Net book amount	32,132	31,179

(i) Relates with the expiration of contracts with third parties.

Investment properties are measured at Fair Value. For all Investment properties with a total valuation of US$32.1 million and US$31.2 million as of December 31, 2021 and 2020 respectively, the valuation was determined using Sales Comparison Approach prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3). The increase /decrease in the Fair value is recognized in the Statement of income under the line item "Other operating income, net". The Group estimated that, other factors being constant, a 10% reduction on the Sales price for the period ended December 31, 2021 and 2020 would have reduced the value of the Investment properties on US$3.2 million and US$3.1 million respectively, which would impact the line item "Net gain from fair value adjustment ".